UNITED STATES
SECURITIES AND

EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
March 29, 2023

Date of Report (date of earliest event reported)
CROSSFIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)
Kansas
001-39028
26-3212879
(State or other jurisdiction of
incorporation or organization)
(Commission File Number) (I.R.S. Employer Identification No.)
11440 Tomahawk Creek Parkway
Leawood
Kansas
(Address of Principal Executive Offices)
66211
(Zip Code)
(
913
)
901-4516

Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting

material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, par value $0.01 per share
CFB
The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.

Entry into a Material Definitive Agreement.
On

March

29,

2023,

CrossFirst

Bankshares,

Inc.

(the

“Company”)

entered

into

a

Securities

Purchase

Agreement

(the

"Purchase
Agreement") with certain investors qualified as "accredited investors," as such term is defined in Rule 501(a) of Regulation D ("Regulation
D")

promulgated

under the

Securities Act

of 1933,

as amended

(the "Securities

Act"),

pursuant

to which

the Company

offered

and sold
shares

of

its

Series

A

Non-Cumulative

Perpetual

Preferred

Stock,

par

value

$0.01

per

share

(the

"Series

A

Preferred

Stock"),

for

an
aggregate purchase price

of $7,750,000. This amount

includes $6,150,000 paid

by directors and members

of the

senior leadership team

of
the Company

or CrossFirst

Bank (including

our executive

officers) and

their affiliates

to acquire

Series A Preferred Stock.

The offer

and
sale of the

Series A Preferred Stock by

the Company

was made in

reliance upon

the exemptions

from registration

available under

Section
4(a)(2)

of the

Securities Act

and

Rule

506(b)

of

Regulation

D. The

Purchase Agreement

includes

customary

representations,

warranties
and covenants of the Company.

On March

29, 2023,

the Company

filed a

Certificate of

Designations for

the Series A

Preferred Stock

(the "Certificate

of Designations")
with the Secretary

of State of

the State of

Kansas. The Certificate

of Designations establishes

the authorized number

of shares of

Series A
Preferred Stock as 15,000 and provides

for the powers, designations, preferences

and relative, participating, optional or other

special rights
of

the

Series

A Preferred

Stock

and

the

qualifications,

limitations

or

restrictions

thereof.

A copy

of

the

Certificate

of

Designations

is
attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Pursuant to the Certificate of Designations, holders of the Series A Preferred Stock will be entitled to receive, only when, as and if declared by the Company’s Board of

Directors or a duly authorized committee

thereof, non-cumulative cash dividends on

the liquidation preference
of

$1,000

per

share

of

Series

A

Preferred

Stock

at

a

rate

of

8.00%

per

annum,

payable

quarterly

in

arrears.

Such

dividends

are

not
mandatory or cumulative and are

payable only to the extent

declared by the Company’s

Board of Directors or a duly

authorized committee
thereof.

The

Series A Preferred

Stock

is not

convertible

into

any

other

class of

securities. The

Series A

Preferred

Stock

is

structured

to
qualify

as

Tier

1

capital.

So

long

as

any

Series

A

Preferred

Stock

remains

outstanding,

unless

full

dividends

for

the

most

recently
completed dividend period have been

declared and paid (or declared and a

sum sufficient for the payment thereof

has been set aside) on all
outstanding shares

of Series A Preferred Stock,

the Company

may not, subject

to certain exceptions,

declare, pay or

set aside for

payment
any

dividend

on

the

Company’s

common

stock

or

any

other

shares

of

capital

stock

ranking

junior

to

the

Series A

Preferred

Stock,

or
repurchase,

redeem

or

otherwise

acquire

for

consideration,

directly

or

indirectly,

the

Company’s

common

stock

or

any

other

shares

of
capital stock ranking

junior to or on a

parity with the Series A Preferred Stock.

Subject to the foregoing,

dividends (payable in

cash, stock,
or otherwise) may be

declared and paid on the

common stock and any other

class or series of capital

stock that ranks junior to

the Series A
Preferred Stock, and the holders of the Series A Preferred Stock will not be entitled to participate in any such dividend.

The Series A Preferred Stock is

perpetual and has

no maturity date

and is not

subject to any

mandatory redemption, sinking

fund, or other
similar

provisions.

The

holders

of

the

Series A Preferred

Stock

will not

have

any

right

to require

the redemption

or

repurchase

of

their
shares

of

Series A

Preferred

Stock.

The

Company

may,

at

its

option

and

subject

to

required

regulatory

approval,

redeem

the

Series A
Preferred Stock (i) in whole or in part, from time to

time, on March 29, 2028, or on any dividend payment

date on or after March 29, 2028,
or (ii) in

whole but not

in part at

any time within

90 days following

a “regulatory capital

treatment event” (as

defined in the

Certificate of
Designations)

in

each

case

at

a

redemption

price

equal

to

$1,000

per

share,

plus

the

per

share

amount

of

any

declared

and

unpaid
dividends, without accumulation of

any undeclared dividends. Upon the voluntary or

involuntary liquidation, dissolution, or winding-up

of
the

Company,

holders

of

outstanding

shares

of

Series

A

Preferred

Stock

are

entitled

to

be

paid

out

of

the

Company's

assets

legally
available for

distribution to

stockholders, subject

to the

rights of

holders of

any securities

then outstanding

ranking senior

to or

on parity
with Series

A Preferred

Stock with

respect to

distributions of

assets and

before any

distribution

of assets

is made

to holders

of common
stock or any other junior

stock, a liquidating distribution

in the amount of the

liquidation preference of $1,000

per share, plus any

declared
and

unpaid

dividends

prior

to

the

payment

of

the

liquidating

distribution,

without

accumulation

of

any

dividends

that

have

not

been
declared prior to the payment

of the liquidating distribution. Holders

of the Series A Preferred Stock will have no voting

rights except with
respect to certain changes in the terms of the Series A Preferred Stock, the issuance of capital stock ranking senior to the Series A Preferred
Stock, certain fundamental business transactions and as otherwise required by applicable law, subject to certain limitations.
The

Company

intends

to

use

the

net

proceeds

from

the

sale

of

the

Series A

Preferred

Stock

for

general

corporate

purposes,

including
providing

capital

to

support

strategic

growth

and

for

making

contributions

to

the

capital

of

CrossFirst

Bank,

to

support

its

lending,
investing and other banking activities.

The foregoing descriptions

of the Purchase Agreement and

the Series A Preferred Stock do not

purport to be

complete and are

qualified in
their

entirety

by

reference

to

the

form

of

the

Purchase

Agreement

attached

hereto

as

Exhibit

10.1

and

the

Certificate

of

Designations
attached hereto as Exhibit 3.1, respectively, and are incorporated herein by reference.

Item 3.02.

Unregistered Sales of Equity Securities.
The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.
Item 3.03.

Material Modification to Rights of Security Holders.
The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Upon

issuance of

the Series

A Preferred

Stock (as

described

in Item

1.01

of this

Current

Report

on

Form 8-K)

on March

29, 2023,

the
ability of

the Company

to declare

or pay

dividends on,

or purchase,

redeem or

otherwise acquire,

shares of

its common

stock, par

value
$0.01 per share, will

be subject to certain

restrictions in the event

that the Company fails

to pay dividends on

the Series A Preferred Stock.
Holders of the

Series A Preferred Stock have certain approval

rights and the

Series A Preferred Stock ranks senior to

the common stock

of
the Company

upon liquidation. These

provisions are

set forth

in the

Certificate of

Designations, which

establishes the

authorized number
of shares of

Series A Preferred Stock as 15,000

and provides for

the powers, designations,

preferences and relative,

participating, optional
or other special

rights of the Series A Preferred Stock

and the qualifications,

limitations or restrictions

thereof. A copy of the Certificate of
Designations is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 5.03.

Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.
On

March

29,

2023,

the

Company

filed

the

Certificate

of

Designations

with

the

Secretary

of

State

of

the

State

of

Kansas,

which

was
effective

upon filing.

The Certificate

of Designations

establishes the

authorized

number of

shares of

Series A Preferred

Stock

as 15,000
and provides

for the powers,

designations, preferences

and relative, participating,

optional or other

special rights of

the Series A Preferred
Stock and the qualifications, limitations

or restrictions thereof. A description of certain material terms of the Series A Preferred Stock is set
forth in

Item 1.01

of this

Current Report

on Form

8-K. A copy

of the

Certificate of

Designations is

attached hereto

as Exhibit

3.1 and

is
incorporated herein by reference.
Item 9.01.

Financial Statements and Exhibits.
(d) Exhibits
3.1
Certificate of Designations of Series A Non-Cumulative Perpetual Preferred Stock
10.1
Form of Securities Purchase Agreement by and among CrossFirst Bankshares, Inc. and the Purchasers named therein
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the

Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on

its behalf by
the undersigned hereunto duly authorized.
Date: March 31, 2023 CROSSFIRST BANKSHARES, INC.

By: /s/ Benjamin R. Clouse

Benjamin R. Clouse
Chief Financial Officer